FIRST QUARTER 2013 UPDATE NASDAQ:HMST 1

Important Disclosures Forward-Looking Statements In accordance with the Private Securities Litigation Reform Act of 1995, we caution you that we may make forward- looking statements about our industry, our future financial performance and business activity in this presentation that are subject to many risks and uncertainties. These forward-looking statements are based on our management's and other experts’ current expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our 2012 Annual Report on Form 10-K and our various Quarterly Reports on Form 10-Q. Many of these factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. For instance, our ability to expand our banking operations geographically and across market sectors, grow our franchise and capitalize on market opportunities may be limited due to future risks and uncertainties. Actual results may fall materially short of our expectations and projections, and we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward looking statements are based on information available to the Company as of the date hereof, and we cannot undertake to update or revise any forward looking statements, for any reason. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ending March 31, 2013. Non-GAAP Financial Measures Information on any non-GAAP financial measures referenced in today’s presentation, including a reconciliation of those measures to GAAP measures, may also be found in our SEC filings and in the earnings release available on our web site. 2

Established Pacific Northwest Franchise • 92-year diversified financial services company headquartered in Seattle • $2.51 billion in assets with 22 retail branches, 28 stand-alone mortgage lending centers and 3 stand-alone commercial lending centers • Leading Northwest mortgage lender and diversified commercial & consumer bank • $1.93 billion in deposits 3 • Attractive PNW demographics ‒ Population growth ‒ Household/business formation ‒ Employment base, job creation ‒ Concentration of large high-growth employers ‒ Housing recovery State # of Branches Washington 36 Oregon 7 Hawaii 6 Idaho 3 California 1

Mortgage and Traditional Banking • Originator and servicer • All retail direct originations (1) • Majority of production sold into secondary market • Fannie Mae, FHA, VA lender since programs’ inception • Portfolio products: jumbo and custom home construction Mortgage Banking • Commercial lending including SBA • Treasury and cash management services • CRE lending: construction, bridge and permanent portfolio loans • One of 25 Fannie Mae DUS® multifamily lenders; only one based in PNW • Residential construction • Primarily home building; limited land exposure • Consumer banking and lending • Investment products • Insurance products Commercial & Consumer Banking 4 (1) Includes Windermere Mortgage Services

Recent Developments • On March 26, Federal Reserve board of governors terminated Company’s regulatory order, outstanding since May 2009 • In March, Company paid all deferred and current interest due on its outstanding Trust Preferred Securities (TruPS) • On April 22, 2013, the Company paid a common stock dividend of $0.11 per share to shareholders of record as of April 11, 2013 • Opened three new stand-alone mortgage lending centers and one new commercial lending center in first quarter - Includes first mortgage lending center in California, located in Pasadena • Agreed to become the Seattle Seahawks/Seattle Sounders FC official banking sponsor in April - Banking services and marketing agreement provides significant joint marketing and commercial and consumer banking services opportunities 5

Results of Operations ROAA 1.75% 3.46% 3.45% ROAE 15.95% 32.80% 56.70% Net Interest Margin 3.06%(1) 3.06% 2.51% Tier 1 Leverage Ratio (Bank) 11.97% 11.78% 9.33% Total Risk-Based Capital (Bank) 20.47% 19.31% 15.50% 6 For the three months ended March 31, 2013 Dec. 31, 2012 March 31, 2012 Net interest income $ 15,235 $ 16,591 $ 12,833 Provision for loan losses 2,000 4,000 -- Noninterest income 58,901 71,720 40,097 Noninterest expense 55,757 55,754 34,687 Net income before taxes 16,379 28,557 18,243 Income taxes 5,439 7,060 (1,716) Net income $ 10,940 $ 21,497 $ 19,959 Diluted EPS $ 0.74 $ 1.46 $ 1.86 (1) Interest expense for the first quarter included $1.4 million related to the correction of the cumulative effect of an error in prior years resulting from the under-accrual of deferred interest due on TruPS. The Company’s Net Interest Margin for the first quarter, including the impact of this correction, was 2.81%. For the three months ended

HMST Returns Compared to Peer Average 7 • HMST effective tax rate of 33.2% for first quarter and 21% for full year 2012 • Peer group comprised of BANR, TCBK, CPF, COLB, HFWA, PCBK, PACW, PROV, STSA, UMPQ, WAFD, WABC (source: SNL Financial) 1.8% 1.1% HMST Peer Group Median Return on Assets – Q1 2013 16.0% 8.2% HMST Peer Group Median Return on Equity – Q1 2013 2.8% 1.0% 3.4% HMST Peer Group Median Return on Assets – 2012 32.1% 8.0% 39.2% HMST Peer Group Median Return on Equity – 2012

Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Net Interest Margin (%) 2.51% 2.85% 3.12% 3.06% 3.06% Avg. Cost of Deposits (%) 1.14% 0.95% 0.78% 0.75% 0.74% Total Interest-Bearing COF (%) 1.33% 1.11% 0.99% 0.96% 1.27% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Net Interest Margin Net Interest Margin • Q1 NIM(1) unchanged from Q4 2012 • Average cost of deposits decreased to 74 bps due to continued repricing of time deposits − $221 million in time deposits maturing in second quarter of 2013 at average rate of 1.73% • Deposit cost of funds expected to drop to below 60 bps in Q3 8 (1) (1) Interest expense for the first quarter included $1.4 million related to the correction of the cumulative effect of an error in prior years resulting from the under- accrual of deferred interest due on TruPS. The Company’s Net Interest Margin for the first quarter, including the impact of this correction, was 2.81%.

Interest-Earning Assets • Loans held for investment increased by $50 million or 3.8% − Net new originations in mortgage, commercial, commercial real estate and residential construction • Total average interest-earning assets were consistent with Q4 • Average asset yield decreased to 3.80% in Q1 9 Avg. Yield 3.67% 3.79% 3.94% 3.82% 3.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 0.0 0.5 1.0 1.5 2.0 2.5 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 $ i n bi ll io n s Interest-Earning Assets Cash & Cash Equivalents Investment Securities Loans Held for Sale Loans Held for Investment Average Yield

Improving Composition of Deposits • Total deposits of $1.93 billion at March 31, 2013 • Transaction and savings deposits grew $117 million in Q1 to equal 60% of total deposits, compared to 53% at the end of 2012 • Time deposits decreased $132 million in Q1 • Four new retail deposit branch openings planned for remainder of 2013 in Puget Sound 10 8% 10% 14% 13% 31% 39% 53% 60% 61% 51% 33% 27% 12/31/10 12/31/11 12/31/12 3/31/13 Composition of Deposits Mortgage Svcg. Escrow Accts. & Other Transaction & Savings Deposits Time Deposits

Noninterest Income • Noninterest income decreased 18% to $58,901 for Q1 compared to Q4 and increased 47% from prior year period, driven by changes in mortgage loan origination activity 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Noninterest Income $40,097 $56,743 $68,976 $71,720 $58,901 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 Noninterest Income ($ in thousands)

Noninterest Expense • Headcount increased by 11% in Q1 • Lower salaries and related costs due to lower incentives and mortgage commissions paid • Higher G&A expenses due to increased marketing, collection and loan expenses in the quarter • Higher OREO expenses due to $1.5 million valuation adjustment on sale of largest remaining commercial property, which closed in early April • Noninterest expense will continue to vary based on headcount and mortgage origination activity 12 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Total Expenses $34,687 $46,847 $45,819 $55,754 $55,757 Salaries & related costs $21,351 $28,224 $31,573 $38,680 $35,062 General & administrative $5,273 $6,725 $7,033 $8,322 $10,888 OREO $2,520 $6,049 $348 $1,169 $2,135 Legal, consulting, occupancy, IT $4,303 $5,132 $6,071 $6,780 $7,105 FDIC assessments $1,240 $717 $794 $803 $567 Headcount 821 913 998 1,099 1,218 Efficiency ratio 65.53% 65.48% 53.59% 63.13% 75.21% 0 200 400 600 800 1000 1200 1400 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Noninterest Expense ($ in thousands) Headcount

Mortgage Origination • April 2013 interest rate lock commitments of $605 million (1) • Composite margin >450 bps • Q1 purchase volume: • 50% of interest rate lock commitments (2) • 37% of closed loans (2) 13 (1) Net of expected fallout (2) Includes Windermere Mortgage Services (3) Excludes the impact of a $1.3 million correction that was recorded in secondary marketing gains in the fourth quarter of 2012 for the cumulative effect of an error in prior years related to the fair value measurement of loans held for sale. Including the impact of this correction, the secondary marketing gain margin and Composite Margin were 324 and 505 basis points, respectively, in the fourth quarter of 2012. (4) Excludes the impact of a $4.3 million upward adjustment related to a change in accounting estimate that resulted from a change in the application of the valuation technique used to value the Company's interest rate lock commitments. Including the impact of this cumulative effect adjustment, the secondary marketing gain margin and Composite Margin were 265 and 454 basis points, respectively, in the first quarter of 2013. $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Single Family Closed Loan Production ($ in millions) HMST WMS Rate locks Bps 0 50 100 150 200 250 300 350 400 450 500 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Single Family Composite Margin (bps) OMSR/loans sold Secondary gains/rate lock Loan fees/closed loans Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 HMST $529 $847 $1,123 $1,304 $1,024 WMS $183 $222 $245 $215 $168 Total production $712 $1,069 $1,368 $1,519 $1,192 Rate locks $915 $1,303 $1,313 $1,255 $1,036 1 Q2 12 Q3 12 Q4 12 Q1 13 OMSR/loans sold 26 10 14 121 124 Secondary gains/rate locks 182 215 3 313 (3) 223(4) Loan fees/closed loans 69 66 63 60 65 Composite Margin 377 391 493 494 412

Mortgage Industry Outlook • MBA forecasts 2013 as a transition year, leading to a stronger purchase market and reduced refinance activity • Pacific Northwest historically experiences greater seasonality 14 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 0 100 200 300 400 500 600 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 MBA Origination Forecast – Purchase vs. Refinance ($ in billions) Orig, Purchase- Actual Orig, Purchase- MBA FCST Orig, Refi- Actual Orig, Refi- MBA FCST Origination Refi %- Actual Origination Refi%- MBA FCST

Retail / Purchase Focus 15 • Advantages of retail channel: − Since 2007, retail originators’ market share has increased from 37% to 60% (1) − Better credit performance; lower compliance risk − HomeStreet operates without credit or pricing overlays necessary for brokers and correspondents • HomeStreet has consistently produced higher volumes of purchase loans than the industry • HomeStreet was the #2 lender by market share for purchase mortgages in the Pacific Northwest in the first quarter of 2013 (2) • HomeStreet’s market share should rise with declining refinance volume and strengthening housing markets (1) Inside Mortgage Finance: Originations by Production Channel: Revised March 1, 2013 (2) Source: Marketrac (3) Source: Mortgage Bankers Association 2004 2005 2006 2007 2008 2009 2010 2011 2012 Q1- 2013 Total U.S. Market (3) 56% 52% 52% 48% 53% 35% 30% 32% 29% 26% HomeStreet 59% 59% 66% 64% 52% 39% 43% 46% 37% 37% 0% 10% 20% 30% 40% 50% 60% 70% Purchase Composition

$- $500,000 $1,000,000 $1,500,000 $2,000,000 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 HomeStreet Mortgage Production Volumes (000's) under Growth Scenario Existing Refinance Existing Purchase Growth Refinance Growth Purchase Sustaining Mortgage Production Volumes Through a Changing Market – Scenario Analysis • Growth strategy: ‒ Continue to hire top performers in our target market areas focused on purchase mortgages ‒ Grow new home purchase market share through our builder services program • Scenario Analysis Assumptions: ‒ MBA Mortgage Finance Forecast ‒ Actual 2012 and 2013-2014 loan production staff hiring scenario ‒ Estimated loans per producer based on MBA forecast and recent per producer run rate ‒ Future volume estimate not a forecast, subject to substantial uncertainty 16 2012 Actual Loan Producers Growth: 94 or 53% increase 2013 Growth Scenario Loan Producers Growth Projection: 144 or 53% Increase 2014 Growth Scenario Loan Producers Growth Projection: 144 or 35% Increase 0 100 200 300 400 500 600 Ja n -1 2 M ar -1 2 M ay -1 2 Ju l- 1 2 Se p -1 2 N o v- 1 2 Ja n -1 3 M ar -1 3 M ay -1 3 Ju l- 1 3 Se p -1 3 N o v- 1 3 Ja n -1 4 M ar -1 4 M ay -1 4 Ju l- 1 4 Se p -1 4 N o v- 1 4 HomeStreet Loan Producers Actual Count and Growth Scenario – 2012-2014 Loan Producers Count Actual Loan Producers Count- Growth Scenario (1) (1) Excludes Windermere Mortgage Services 2012 $4.0 billion 2013 $5.0 billion 2014 $6.1 billion

Managing Cyclicality - Variable Costs: loan officer production commissions, loan officer unit incentives, manager incentives • Commission rates tiered to volume - Semi-Variable Costs: production staff base salaries, fulfillment and underwriting • In transition from refi to purchase market, low- producing loan officers will be managed or self- select out, to control fixed costs • Fulfillment personnel managed through a volume-based staffing model - Fixed Costs: occupancy, IT, permanent management cost • Production offices primarily located in major metropolitan areas; expected to be profitable through the cycle 17 • Highly scalable mortgage origination platform • Loan origination costs by category: 12% 11% 10% 9% 10% 58% 63% 64% 64% 58% 30% 26% 26% 27% 32% 0% 10% 20% 30% 40% 50% 60% 70% Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Composition of Costs Total Fixed Costs Total Variable Costs Total Semi-Variable Costs

Mortgage Servicing • Weighted average servicing fee of 31 bps • MSRs represent 1.06% of ending UPB – 3.54 weighted average servicing fee multiple • Weighted average age – 25.6 months • Composition 23% government, 77% conventional • Total delinquency of 1.95% (including foreclosures) at 3/31/13 • Weighted average note rate of 4.20% • High recapture of refinances – 57% in Q1 18 Single Family Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Commercial (Primarily DUS) $826 $829 $814 $780 $790 SF Residential $6,947 $7,469 $8,110 $8,871 $9,701 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 A xi s Ti tl e Mortgage Servicing Portfolio ($ in millions)

Mortgage Banking vs. Traditional Banking Financials Results 19 • Steady improvement in financials result of Consumer and Commercial Banking lines of business as post recession NIM drag and credit losses decline and origination activity grows $41,700 $97,029 $13,866 ($25,581) ($14,902) ($2,926) $16,119 $82,127 $10,940 ($40,000) ($20,000) $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 Total Year 2011 Total Year 2012 1st Quarter 2013 Mortgage Banking vs. Traditional Banking ($ in thousands) Mortgage Banking Consumer & Commercial Banking Total

Commercial Banking Commercial Lending, CRE Lending, Residential Construction Lending • Branches • Three stand-alone commercial lending centers in Puget Sound region; integrated into full lending office in Portland, OR • Staffing additions • 8 new commercial lending relationship managers in 2012 • 3 new CRE relationship managers in 2012; adding one in Q2-13 • Adding a commercial deposit relationship manager in Q2-13 • Production activity • Commercial business − $9.5 million in commitments and originations in Q1 − $110.8 million pipeline at 3/31/13 (1) • Commercial real estate − $22.2 million in commitments and originations in Q1 − $266.2 million pipeline at 3/31/13 (1) • Residential construction − $16.9 million in commitments and originations in Q1 − $100.1 million pipeline at 3/31/13 (1) 20 (1) Not all loans under negotiation will close

Ongoing Improvement in Credit Quality 21 • Nonperforming assets of $53.8 million (2.14% of total assets) • Classified assets of $90.1 million (3.59% of total assets) • Delinquent loans of $92.6 million in Q1 include $54 million of loans insured or guaranteed by FHA or VA that were still accruing at quarter-end • Q1 loan loss provision of $2 million with net charge-offs of $1 million, compared to a $4 million provision and $4 million in charge-offs in Q4 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Total classified assets $208,792 $137,165 $102,385 $86,270 $90,076 Total criticized loans $109,925 $127,558 $128,358 $85,774 $76,500 Total nonperforming assets $107,215 $73,725 $55,250 $53,833 $53,797 Total TDRs $135,936 $126,957 $126,735 $110,783 $111,133 Total delinquencies $150,463 $83,928 $95,744 $88,227 $92,596 Total delinquencies excluding govt insured/guaranteed loans $103,277 $41,197 $50,690 $37,030 $38,488 $- $50,000 $100,000 $150,000 $200,000 $250,000 Credit Quality

Long-Term Growth Strategies • Diversify revenue to grow non-mortgage banking income • Organic growth opportunities driven by attractive market demographics • Expand commercial and consumer banking activities - Commercial: lending, deposits, cash management, investments, insurance - Consumer: mortgage loans, deposits, investments, insurance • Expand multifamily mortgage banking, primarily through Fannie Mae DUS® program • Grow portfolio lending – C&I, Commercial Real Estate and Construction • Potential growth through acquisition of smaller in-market and near-market institutions • Continue opportunistic expansion (market share and footprint) of Single Family mortgage banking activities 22

Why HomeStreet? • Established and expanding community bank with strong ties in the Pacific Northwest and Hawaii • Leading regional Single Family mortgage lender and only Fannie Mae DUS® Multifamily lender headquartered in the Northwest • Focus on growth of commercial and consumer banking to balance mortgage banking • Superior returns on equity due to high noninterest income 23

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Loan Portfolio Characteristics • Third consecutive quarter of net growth in loan portfolio; net growth of $50 million, with $115 million in new commercial lending and commitments for the quarter 25 (1) As of March 31, 2013 5% 7% 21% 2% 53% 9% 3% Loan Composition (1) $1.39 billion C&I CRE Owner-Occupied CRE Non-Owner Occupied CRE - Multifamily Single Family Consumer Construction 29% 19% 20% 6% 22% 4% CRE by Property Type (1) $410 million Retail Indust./Warehouse Mixed Use Multifamily Office Other

Management Team 26 Executive Joined Company Years in Industry Relevant Experience Mark K. Mason Director, Vice Chairman, President and Chief Executive Officer September 2009 27 • Seasoned banking executive with demonstrated success implementing turnaround and growth strategies • Former Chairman and CEO of Fidelity Bank Cory D. Stewart Executive Vice President, Chief Accounting Officer March 2012 13 • Extensive experience in finance, accounting and enterprise risk management roles in the financial industry including at Washington Mutual • MBA, CPA, CFA charter holder Darrell van Amen Executive Vice President, Chief Investment Officer March 2003 24 • Manages bank’s MSR and pipeline risk, secondary marketing and investment portfolio • Formerly with Royal Bank of Canada and Old Kent Financial Jay C. Iseman Executive Vice President, Chief Credit Officer August 2009 22 • Significant experience in credit administration and special assets for Bank of America and Key Bank • Chairs Bank Loan Committee

Management Team (cont.) 27 Executive Joined Company Years in Industry Relevant Experience Godfrey B. Evans Executive Vice President, General Counsel and Chief Administrative Officer November 2009 32 • Significant experience in banking, regulation, M&A and corporate securities law • Previously General Counsel and CAO at Fidelity Federal Bank and corporate lawyer at Gibson, Dunn & Crutcher Richard W. H. Bennion Executive Vice President, Residential Lending Director June 1977 36 • Responsible for Single Family permanent and construction lending production • Member of Fannie Mae Western Business Center Advisory Board Randy Daniels Executive Vice President, Income Property Lending Director September 2012 26 • Oversees commercial real estate lending activity through both portfolio and Fannie Mae DUS programs • Formerly led Bank of America’s commercial real estate division in the Northwest

Basel III 28 Estimated Capital Ratios under Basel III – March 31, 2013 Under Current Rules Pro forma Basel III Under Current Rules Pro forma Basel III Under Current Rules Pro forma Basel III (4) Tier 1 Leverage 5.0% 5.0% (1) 12.0% 9.8% 12.8% 10.4% Tier 1 Risk-Based Capital 6.0% 8.5% (2) 19.2% 12.4% (3) 15.4% 10.4% (3) Total Risk-Based Capital 10.0% 10.5% (2) 20.5% 13.7% (3) 16.7% 11.6% (3) HomeStreet Bank HomeStreet, Inc. (1) Capital Conservation Buffer does not apply to Tier 1 Leverage Ratio under Basel III (2) Ratio includes 2.5% Capital Conservation Buffer required by Basel III for unrestricted payments of dividends, share buybacks and discretionary bonus payments (3) Risk-weighted assets do not include the impact of certain real estate loan level adjustments such as first payment default reps and warranties on Single Family loan sales and high LTV loans (4) Does not reflect the phase-out over ten years of $60 million of Trust Preferred Securities under the current Basel III proposal Well-Capitalized Minimum